SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant {  }
Filed by a Party other than the Registrant {x}

Check the appropriate box:
{ }      Preliminary Proxy Statement { }    Confidential, for Use of the
                                            Commission Only (as permitted
{ }      Definitive Proxy Statement         by Rule 14a-6(e) (2))
{x}      Definitive Additional Materials
{ }      Soliciting Material Pursuant to Section 240.14a-11 or Section
         240.14a-12

                                    HEI, Inc.
                (Name of Registrant as Specified In Its Charter)

                              FANT INDUSTRIES INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         {x}      No fee required.

         { }      Fee computed  on  table below per Exchange Act Rules  14a-6(i)
                  (1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:
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                  (2)   Aggregate  number  of  securities  to which  transaction
                        applies:
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                  (3)   Per unit price or other  underlying value of transaction
                        computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                        --------------------------------------------------------

                  (4)   Proposed maximum aggregate value of transaction:
                        --------------------------------------------------------

                  (5)   Total fee paid:
                        --------------------------------------------------------
{ }       Fee paid previously with preliminary materials.

{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.


         (1)      Amount Previously Paid:
         -------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
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         (3)      Filing Party:
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         (4)      Date Filed:
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                              FANT INDUSTRIES INC.
                              2154 Highland Avenue
                            Birmingham, Alabama 35205
                              Phone: (205) 933-1030

For further information contact:

Anthony J. Fant
(205) 933-1030

Richard Grubaugh
Beacon Hill Partners, Inc.
(212) 843-8500


FOR IMMEDIATE RELEASE


FANT DEMANDS SPECIAL MEETING OF HEI, INC. SHAREHOLDERS

NEW YORK, NEW YORK - May 8, 1998 - Anthony J. Fant has demanded a special meeting of the shareholders of HEI, Inc. (Nasdaq: HEII) of Victoria, Minnesota. As an 18% shareholder of HEI, Mr. Fant has a state law right to require the Board of Directors to call this meeting.

Mr. Fant stated that the purpose of the special meeting is to remove obstacles to his $8.00 per share cash tender offer and to put the Company on a path for growth. "Now it's time for all shareholders to demand their cash and new leadership," said Mr. Fant, "and we are urging each of them to sign and mail the green proxy cards right away."

Mr. Fant and Fant Industries Inc. mailed on April 23, 1998, a proxy statement and related materials to HEI's shareholders to solicit proxies to be used at this special meeting. "Speaking from a shareholder's perspective, I urge the Board to hold this meeting promptly. Let the shareholders have their $8.00 per share of cash now," said Mr. Fant. "We can't afford any games or delay tactics at the expense of the shareholders, and we certainly can't afford even another month of instability or excessive stock compensation," he added.

The proxy solicitation was preceded by an $8.00 per share cash tender offer commenced by Fant Industries on March 10, 1998 to buy an additional 11.5% of the Common Stock of HEI.

Fant Industries has retained Beacon Hill Partners, Inc. for solicitation and advisory services.